EXHIBIT 99.1
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

Accrued Interest Date:                                 Collection Period Ending:
27-May-03                                                             31-May-03

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
                             ------------------------------
25-Jun-03                                                                    25

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
Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $430,357,868
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $11,924,684
     Yield Supplement Overcollateralization                                $8,157,907        $1,820,952
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000      $122,736,916
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $462,886,987
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $16,804,483
           Receipts of Pre-Paid Principal                                 $14,626,912
           Liquidation Proceeds                                              $606,075
           Principal Balance Allocable to Gross Charge-offs                  $491,648
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $32,529,119

        Interest Distribution Amount
           Receipts of Interest                                            $3,081,830
           Servicer Advances                                                     $848
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $91,703
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $11,231
        Total Receipts of Interest                                         $3,185,611

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $35,223,082

     Ending Receivables Outstanding                                      $430,357,868

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $2,360,214
     Current Period Servicer Advance                                             $848
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                 $2,361,062

Collection Account
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     Deposits to Collection Account                                       $35,223,082
     Withdrawals from Collection Account
        Servicing Fees                                                       $385,739
        Class A Noteholder Interest Distribution                           $1,774,267
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $32,365,371
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $553,014
     Total Distributions from Collection Account                          $35,223,082


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

Accrued Interest Date:                                 Collection Period Ending:
27-May-03                                                             31-May-03

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
                             ------------------------------
25-Jun-03                                                                    25

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $553,014
     Total Excess Funds Released to the Depositor                            $553,014

Note Distribution Account
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     Amount Deposited from the Collection Account                         $34,284,329
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $34,284,329

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                      $32,365,371      $122,736,916     $64.86        24.60%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                         $607,484             $1.22
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       35,395            34,033
     Weighted Average Remaining Term                                            28.26             27.35
     Weighted Average Annual Percentage Rate                                    7.56%             7.56%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $377,841,954            87.80%
        1-29 days                                                         $40,914,525             9.51%
        30-59 days                                                         $9,392,534             2.18%
        60-89 days                                                         $1,286,521             0.30%
        90-119 days                                                          $275,497             0.06%
        120+ days                                                            $646,838             0.15%
        Total                                                            $430,357,868           100.00%
        Delinquent Receivables +30 days past due                          $11,601,390             2.70%

Accrued Interest Date:                                 Collection Period Ending:
27-May-03                                                             31-May-03

Distribution Date:           BMW VEHICLE OWNER TRUST 2001-A            Period #
                             ------------------------------
25-Jun-03                                                                    25

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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $491,648
        Recoveries for Current Period                                         $91,703
        Net Losses for Current Period                                        $399,945

        Cumulative Realized Losses                                         $7,377,999


     Repossessions                                                      Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                   $1,259,229                69
        Ending Period Repossessed Receivables Balance                      $1,016,627                58
        Principal Balance of 90+ Day Repossessed Vehicles                     $86,839                 7



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $1,984,699
     Beginning Period Amount                                               $1,984,699
     Ending Period Required Amount                                         $1,820,952
     Current Period Release                                                  $163,747
     Ending Period Amount                                                  $1,820,952
     Next Distribution Date Required Amount                                $1,664,843

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $11,924,684
     Beginning Period Amount                                              $11,924,684
     Net Investment Earnings                                                  $11,230
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                        $11,924,684
     Ending Period Amount                                                 $11,924,684

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